Domo Announces Fiscal 2019 Second Quarter Financial Results
32% Year-Over-Year Growth in Total Revenue
35% Year-Over-Year Growth in Total Billings

Silicon Slopes, Utah - September 6, 2018 - Domo, Inc. (Nasdaq: DOMO), provider of the leading cloud-based operating system for business, today announced results for the fiscal 2019 second quarter ended July 31, 2018.

Fiscal Second Quarter Results

•	Total revenue was $34.3 million, an increase of 32% year over year

•	Subscription revenue represented 82% of total revenue

•	Billings were $35.7 million or 35% year-over-year growth, compared to 22% year-over-year growth for Q1 FY19

•	GAAP subscription gross margin was 71% compared to 64% in Q2 FY18

•	Non-GAAP subscription gross margin was 71% compared to 64% in Q2 FY18

•	GAAP operating margin improved by 41 percentage points year over year

•	Non-GAAP operating margin improved by 62 percentage points year over year

•	GAAP operating expenses increased 11% year over year

•	Non-GAAP operating expenses decreased 3% year over year

•	GAAP net loss was $46.4 million, and GAAP net loss per share was $4.41, based on 10.51 million weighted-average shares outstanding

•	Non-GAAP net loss was $36.2 million, and non-GAAP net loss per share was $3.44, based on 10.51 million weighted-average shares outstanding

•	Cash and cash equivalents were $238.8 million

Comments
“I’d like to thank our employees, customers and investors for helping us achieve the recent milestone of becoming a public company. While we’re early in our journey of fulfilling our vision and realizing our full value, we’re off to a great start. We’re delivering on our top two priorities of focusing on customers and growing the top line, which we’ve grown by more than 30%, and we’re doing so more efficiently,” said Josh James, Domo founder and CEO. “Because Domo can digitally connect any organization and empower each of its employees, we believe our market potential is every working person with a mobile device. The IPO has given us the capital needed to successfully execute our business plan. We are well positioned for future growth.”

“As our unique capabilities are more widely recognized and used throughout our customer base, we believe our growth will accelerate. We are particularly proud that more than 400 CEOs, including Fortune 500 CEOs, are using Domo to manage their business, with more than half doing so from their mobile device,” added James.

“Q2 was a strong quarter for us,” said Bruce Felt, CFO. “We improved execution across all functions of the organization. We are pleased with the productivity gains from sales and marketing. We believe, as we displayed this quarter, there is leverage throughout the entire organization to efficiently drive growth.”

Recent Highlights
We believe the following points and accolades are leading indicators of what’s to come in our business through our commitment to product innovation and customer success:

•
Domo won an Industry Excellence Award from Dresner Advisory Services for the second year in a row for excellence based on customer ratings across all categories of measurement: product/technology, sales and service, value and confidence.

•
Domo received a perfect “recommendation” score from customers and was positioned as an Overall Leader in Dresner’s Wisdom of Crowds® flagship research. Domo also had the best score of all companies evaluated for product integration with third-party technologies, ease of installation and ease of upgrade/migration.

•	Domo received honors, including several Communicator Awards and a silver Omni award, that spotlight its commitment to customer success through excellence in online training.

•
Domo was ranked in the top 20% of all companies on Inc.’s 2018 list of America’s fastest-growing private companies for its three-year growth rate through FY18. This is the seventh time that a company that Josh James founded has appeared on this annual Inc. list.

•	Domo also made Constellation Research’s ShortList of recommended solutions for both Marketing Analytics and Cloud-based Business Intelligence and Analytics Platforms.

Business Outlook
Based on information available as of September 6, 2018, Domo is providing the following guidance for Q3 and full year fiscal 2019:
Q3 Fiscal 2019

•	Revenue is expected to be in the range of $34.8 million to $35.2 million

•	Non-GAAP net loss per share is expected to be between $1.37 to $1.39 based on 26.35 million weighted-average shares outstanding
Full Year Fiscal 2019

•	Revenue is expected to be in the range of $136.7 million to $137.1 million

•	Non-GAAP net loss per share is expected to be between $9.50 to $9.55 based on 16.35 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2019 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at www.domo.com/IR. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#8292546. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) September 20, 2018.

About Domo
Domo’s mission is to be the operating system for business, digitally connecting all your people, your data and your systems, empowering them to collaborate better, make better decisions and be more efficient, right from their phones. Domo works with many of the world’s leading and most progressive brands across multiple industries including retail, media and entertainment, manufacturing, finance and more. For more information about Domo (Nasdaq: DOMO), visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. In computing these measures, we exclude the effects of stock-based compensation expense, amortization of intangible assets and the reversal of continent tax-related accruals. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, our financial outlook for Q3 fiscal quarter and full fiscal year 2019. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Prospectus related to our initial public offering filed with the SEC on June 29, 2018 and the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2018 expected to be filed with the SEC on or about September 14, 2018.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2017	2018	2017	2018
Revenue:
Subscription	$21,052	$28,166	$40,155	$54,829
Professional services and other	4,851	6,101	9,994	11,383
Total revenue	25,903	34,267	50,149	66,212
Cost of revenue:
Subscription (1)	7,570	8,265	14,506	16,321
Professional services and other (1)	3,083	4,253	5,885	7,763
Total cost of revenue	10,653	12,518	20,391	24,084
Gross profit	15,250	21,749	29,758	42,128

Operating expenses:
Sales and marketing (1)	31,413	34,002	66,930	73,658
Research and development (1)	20,191	20,919	39,894	39,983
General and administrative (1), (2), (3)	7,288	10,207	14,533	14,851
Total operating expenses	58,892	65,128	121,357	128,492
Loss from operations	(43,642)	(43,379)	(91,599)	(86,364)
			—
Other income (expense), net (1)	243	(2,898)	325	(4,817)
Loss before provision for income taxes	(43,399)	(46,277)	(91,274)	(91,181)
Provision for income taxes	94	107	197	710
Net loss	$(43,493)	$(46,384)	$(91,471)	$(91,891)

Net loss per share (basic and diluted)	$(27.27)	$(4.41)	$(58.22)	$(14.94)
Weighted-average number of shares (basic and diluted)	1,595	10,509	1,571	6,151

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$12	$55	$23	$70
Professional services and other	11	70	21	78
Sales and marketing	462	3,744	1,052	4,049
Research and development	595	2,993	1,117	3,476
General and administrative	1,276	3,330	2,547	4,595
Other income (expense), net	9	(26)	17	(9)
Total stock-based compensation expenses	$2,365	$10,166	$4,777	$12,259

(2) Includes amortization of intangible assets, as follows:
General and administrative	$20	$20	$40	$40

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$—	$(3,513)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2018	2018
Assets
Current assets:
Cash and cash equivalents	$61,972	$238,802
Accounts receivable, net	35,484	27,266
Contract acquisition costs	9,661	6,982
Prepaid expenses and other current assets	6,144	8,662
Total current assets	113,261	281,712

Property and equipment, net	14,952	13,830
Contract acquisition costs, noncurrent	11,521	16,089
Intangible assets, net	3,026	2,986
Goodwill	9,478	9,478
Other assets	3,117	1,674
Total assets	$155,355	$325,769

Liabilities, convertible preferred stock and stockholders' (deficit) equity
Current liabilities:
Accounts payable	$12,121	$8,409
Accrued expenses and other current liabilities	49,428	45,852
Current portion of deferred revenue	66,712	70,693
Total current liabilities	128,261	124,954

Deferred revenue, noncurrent	4,244	3,429
Other liabilities, noncurrent	5,324	5,785
Long-term debt	46,332	97,103
Total liabilities	184,161	231,271

Commitments and contingencies

Convertible preferred stock	693,158	—
Stockholders' (deficit) equity:
Common stock	2	26
Additional paid-in capital	35,301	943,722
Accumulated other comprehensive income	506	414
Accumulated deficit	(757,773)	(849,664)
Total stockholders' (deficit) equity	(721,964)	94,498
Total liabilities and stockholders' (deficit) equity	$155,355	$325,769

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2017	2018	2017	2018
Cash flows from operating activities
Net loss	$(43,493)	$(46,384)	$(91,471)	$(91,891)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,971	2,257	3,813	4,522
Amortization of intangible assets	20	20	40	40
Amortization of contract acquisition costs	2,246	1,906	4,378	3,633
Stock-based compensation	2,365	10,166	4,777	12,259
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Capitalized interest	—	644	—	993
Remeasurement of warrant liability	—	(40)	—	(56)
Changes in operating assets and liabilities:
Accounts receivable, net	(1,663)	1,152	352	8,218
Contract acquisition costs	(3,473)	(3,859)	(6,813)	(5,782)
Prepaid expenses and other assets	1,474	(2,995)	171	(2,393)
Accounts payable	355	(5,716)	1,076	(1,288)
Accrued and other liabilities	(5,037)	5,356	(1,327)	(891)
Deferred revenue	561	1,397	3,978	3,166
Net cash used in operating activities	(44,674)	(36,096)	(81,026)	(72,983)

Cash flows from investing activities
Purchases of property and equipment	(1,184)	(1,588)	(4,178)	(3,205)

Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	206,627	—	206,627
Payments of costs related to initial public offering	—	(2,102)	—	(3,413)
Proceeds from issuance of convertible preferred stock, net of issuance costs	(1,414)	—	99,086	(87)
Debt proceeds, net of issuance costs	(50)	(23)	(50)	49,651
Proceeds from exercise of stock options	64	60	671	272
Repurchases of common stock	—	—	(121)	—
Principal payments on capital lease obligations	(9)	—	(18)	(44)
Net cash (used in) provided by financing activities	(1,409)	204,562	99,568	253,006
Effect of exchange rate changes on cash and cash equivalents	33	(12)	59	12
Net (decrease) increase in cash and cash equivalents	(47,234)	166,866	14,423	176,830
Cash and cash equivalents at beginning of period	130,641	71,936	68,984	61,972
Cash and cash equivalents at end of period	$83,407	$238,802	$83,407	$238,802

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2017	2018	2017	2018
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$21,052	$28,166	$40,155	$54,829
Cost of revenue:
Subscription	7,570	8,265	14,506	16,321
Subscription gross profit on a GAAP basis	13,482	19,901	25,649	38,508
Subscription gross margin on a GAAP basis	64%	71%	64%	70%

Stock-based compensation	12	55	23	70
Subscription gross profit on a non-GAAP basis	$13,494	$19,956	$25,672	$38,578
Subscription gross margin on a non-GAAP basis	64%	71%	64%	70%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$58,892	$65,128	$121,357	$128,492
Stock-based compensation	(2,333)	(10,067)	(4,716)	(12,120)
Amortization of intangible assets	(20)	(20)	(40)	(40)
Reversal of contingent tax-related accrual	—	—	—	3,513
Total operating expenses on a non-GAAP basis	$56,539	$55,041	$116,601	$119,845

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(43,642)	$(43,379)	$(91,599)	$(86,364)
Stock-based compensation	2,356	10,192	4,760	12,268
Amortization of intangible assets	20	20	40	40
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Operating loss on a non-GAAP basis	$(41,266)	$(33,167)	$(86,799)	$(77,569)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(168)%	(127)%	(183)%	(130)%
Stock-based compensation	9	30	10	18
Amortization of intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	—	(5)
Operating margin on a non-GAAP basis	(159)%	(97)%	(173)%	(117)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(43,493)	$(46,384)	$(91,471)	$(91,891)
Stock-based compensation	2,365	10,166	4,777	12,259
Amortization of intangible assets	20	20	40	40
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Net loss on a non-GAAP basis	$(41,108)	$(36,198)	$(86,654)	$(83,105)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(27.27)	$(4.41)	$(58.22)	$(14.94)
Stock-based compensation	1.49	0.97	3.04	1.99
Amortization of intangible assets	0.01	—	0.02	0.01
Reversal of contingent tax-related accrual	—	—	—	(0.57)
Net loss per share on a non-GAAP basis	$(25.77)	$(3.44)	$(55.16)	$(13.51)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2017	2018	2017	2018
Billings:
Total revenue	$25,903	$34,267	$50,149	$66,212
Add:
Deferred revenue (end of period)	52,409	70,693	52,409	70,693
Deferred revenue, noncurrent (end of period)	1,505	3,429	1,505	3,429
Less:
Deferred revenue (beginning of period)	(51,876)	(68,718)	(48,719)	(66,712)
Deferred revenue, noncurrent (beginning of period)	(1,477)	(4,007)	(1,217)	(4,244)
Increase in deferred revenue (current and noncurrent)	561	1,397	3,978	3,166
Billings	$26,464	$35,664	$54,127	$69,378